Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      This Certification is intended to accompany the Quarterly Report of SVB Financial Services, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of their knowledge, the undersigned, in their respective capacities as set forth below, hereby certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Robert P. Corcoran
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Robert P. Corcoran, Chief Executive Officer             Date: November 15, 2004

/s/ Keith B. McCarthy
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Keith B. McCarthy, Chief Financial Officer              Date: November 15, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to SVB Financial Services, Inc. and will be retained by SVB Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.